EXHIBITS 10.80


                        FIRST AMENDMENT TO AGREEMENT FOR
                     THE PURCHASE AND SALE OF REAL PROPERTY

                  This Amendment to the Agreement for the Purchase and Sale of Real Property ("Amendment") is made and entered into this 14th day of June, 1996, by and between LABREE, INC., a Florida corporation (hereinafter referred to as "Seller") and VACATION BREAK U.S.A., INC., a Florida corporation (hereinafter referred to as "Purchaser").

                              W I T N E S S E T H:

                  WHEREAS, Seller and Purchaser entered into that certain Agreement for the Purchase and Sale of Real Property executed on May 2, 1996 ("Agreement"), said real property being that certain improved real property known as Royal Mansion, a Condominium, as described on Exhibit "A-1" of the Declaration of Condominium of Royal Mansion, a Condominium, which Declaration is recorded in Official Record Book 2899, Page 799,et. seq., of the Public Records of Brevard County, Florida; and

                  WHEREAS, Seller and Purchaser desire to amend the Agreement in order to extend the due diligence period and clarify the payment of closing costs by the Seller;

                  NOW, THEREFORE, for and in consideration of the covenant and agreements hereinafter set forth, the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby amend the Agreement as follows:

                           1.       The first sentence of paragraph 4 thereof
is hereby deleted in its entirety and the following substituted in its place:


                            "Purchaser and Seller agree that
                             Purchaser shall be provided fifty-three (53) days for a Due Diligence period, which fifty-three (53) days began on May 3, 1996."

                           2.       The words "forty-five (45)" in the first
and second sentences of paragraph 5 thereof are hereby deleted and the words "fifty-three (53)" are substituted in their place.

                           3.       The words "forty-five (45)" in the first
sentence of paragraph 7 thereof are hereby deleted and the words "fifty-three
(53)" are substituted in their place.

                           4.       The words "forty-five (45)" in the first
sentence of paragraph 9 thereof are hereby deleted and the words "fifty-three
(53)" are substituted in their place.

                           5.       The second sentence of paragraph 13 thereof
is hereby deleted in its entirety and the following substituted in its place:

                                    "Seller shall pay all other closing costs, for each closing necessary to transfer the required number of Units to Purchaser pursuant to this Agreement, including owners title insurance premiums (which policy shall be issued by American Pioneer Title Insurance

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


                                    Company through its agent, Resort
                                    Title, Inc., and which premium shall not exceed Thirty-Four Thousand Three Hundred Twenty- Five and No/100 Dollars ($34,325.00), mortgagee's title insurance premiums, if any, state and local transfer tax, any other taxes or fees assessed in connection with the Closing, the recording fees and related taxes for the warranty deeds, if any, the legal fees of its own counsel, and any and all "title clearance" documentation."

                  This document can be executed in multiple counterparts, each of which shall be deemed an original and together which shall constitute one instrument.

                  IN WITNESS WHEREOF, the parties have executed this Amendment under seal as of the date first above written.

                                         PURCHASER:
                                         VACATION BREAK USA, INC., a Florida
                                         corporation

                                         By:    /s/ HANK CAIRO
                                            --------------------------------
                                                  Hank Cairo,

                                         SELLER:

                                         LABREE, INC.,
                                         a Florida corporation

                                         By:    /s/ W.M. HITSON
                                                -----------------------------



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


                                               William M. Hitson, President



                  The foregoing Amendment is consented to by Labree Management, Inc., a Florida corporation and the Royal Mansion Condominium Association, Inc., a Florida not-for-profit corporation, to the extent that their consent is necessary to amend the Agreement.

                                       LABREE MANAGEMENT, INC.,
                                       a Florida corporation

                                       By:    /s/ W.M. HITSON
                                           --------------------------------
                                              William M. Hitson, President

                                       ROYAL MANSION
                                       CONDOMINIUM ASSOCIATION, INC.,
                                       a Florida not-for-profit corporation

                                       By:
                                          -----------------------------------
                                                                   , President

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